ENCOMPASS FUND

(ENCPX)

     Supplement dated May 4, 2015 to the Prospectus and Statement of Additional Information dated September 26, 2014

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     Effective May 31, 2015, Brick Asset Management (the “Adviser”) has resigned as investment adviser to the Encompass Fund (the “Fund”). The Fund’s Board of Trustees has concluded that due to the relatively small size of the Fund, it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all remaining outstanding shares of the Fund on May 27, 2015.

     Effective immediately, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase effective immediately.

     Please be advised that the Fund holds certain illiquid securities that the Adviser will seek to liquidate as soon as practicable. Because these securities are illiquid, there is a greater risk that the proceeds of their sale will be less than the amount at which the Fund has valued them for purposes of calculating the net asset value of the Fund’s shares, particularly as the Fund is in the process of liquidation. ANY SHORTFALL WILL RESULT IN A DECREASE IN THE NET ASSET VALUE OF YOUR SHARES.

     FROM NOW UNTIL MAY 27, 2015, YOU MAY REDEEM YOUR SHARES, INCLUDING ANY REINVESTED DISTRIBUTIONS, IN ACCORDANCE WITH THE "HOW TO SELL SHARES" SECTION IN THE PROSPECTUS. Unless your investment in the Fund is through a tax-deferred retirement account, any redemption is subject to tax on any taxable gains. Please refer to the "DISTRIBUTIONS AND TAXES" section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. From the date of this Supplement, all Redemption Fees will be waived by the Fund.

     ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MAY 27, 2015, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly, the Fund toll-free at 1-888-463-3957, or the Fund’s adviser, Brick Asset Management, Inc. at 415-749-6565.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated September 26, 2014, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated September 26, 2014 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-463-3957.

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